UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 30, 2007

TANGER FACTORY OUTLET CENTERS, INC.

_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange

⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On October 30, 2007, the Board of Directors, or the Board, of Tanger Factory Outlet Centers, Inc., or the Company, approved an amendment to Sections 7.1, 7.3 and 9.7 of the Company’s bylaws to allow shareholders the ability to hold Company securities in book-entry form (i.e. uncertificated).  This amendment arose from the New York Stock Exchange and Nasdaq requiring that all listed securities be eligible to participate in the Direct Registration System, or DRS, by January 1, 2008.  To be DRS eligible, companies must provide stockholders with the ability to hold company securities in book-entry form (i.e., uncertificated).  Previously, the bylaws only permitted shares to be held by shareholders in certificated form.

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 3.2	Restated By-Laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 31, 2007

TANGER FACTORY OUTLET CENTERS, INC.

By:           /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer & Secretary

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EXHIBIT INDEX

Exhibit No.

3.2	Restated By-Laws of the Company.